Exhibit 10.2

VOTING AGREEMENT

THIS VOTING AGREEMENT (the "Agreement") is made and entered into as of this 31st day of March, 2010, by and among Zanett, Inc., a Delaware corporation (the "Company"), Claudio M. Guazzoni (together with his designee from time to time) and the holder of voting securities of the Company listed on the signature page hereto (together with its successors, assigns and transferees who become subject to the provisions hereof pursuant to Section 4.1, the "Investor").  The Company and the Investor are sometimes referred to herein collectively as the "Parties."

Concurrently with the execution of this agreement, the Company is issuing to the Investor a convertible promissory note (the "Convertible Note") pursuant to a Term Debt- Convertible Debt Exchange Agreement between the Company and the Investor dated as of March 31, 2010 (the "Exchange Agreement"), and in connection with the issuance of the Convertible Note, the Investor desires to appoint Claudio M. Guazzoni as its proxy to vote in his discretion all of the votes held by the Investor under the terms of the Convertible Note on all matters to which the Investor is entitled to vote, so long as the Convertible Note remains outstanding.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises contained herein, the Parties agree as follows:

1.      Voting Agreement.  The Investor shall appoint Claudio M. Guazzoni , with full power of substitution, as its proxy to vote in its sole and absolute discretion all of the votes to which the Investor is entitled under the terms of the Convertible Note and any shares of common stock of the Company, par value $0.001 (the "Common Stock") acquired in respect of the Convertible Note (whether through conversion, payment of principal or interest in Common Stock of the Company or otherwise) (collectively, the "Shares") at all meetings of the stockholders of the Company, and any adjournments thereof, and to execute with respect to said Shares any and all consents of stockholders of the Company, waivers of notice or other documents, with all powers the Investor would possess as a stockholder of the Company, pursuant to an irrevocable proxy in the form attached as Exhibit A.

2.      Term.  This Agreement shall be effective as of the date upon which the Company's stockholders approve the transactions contemplated by the Exchange Agreement and shall continue in effect until and shall terminate upon the earlier to occur of (a) prepayment in full of all amounts owing under the Convertible Note and (b) March 31, 2015.

3.      Specific Enforcement.  Each Party acknowledges and agrees that each Party hereto will be irreparably damaged in the event any of the provisions of this Agreement are not performed by the Parties in accordance with their specific terms or are otherwise breached.  Accordingly, it is agreed that each of the Parties shall be entitled to an injunction to prevent breaches of this Agreement and to specific enforcement of this Agreement and its terms and provisions in any action instituted in any court of the United States or any state having subject matter jurisdiction, in addition to any other remedy to which the Parties may be entitled at law or in equity.

C.G. _____

D.H. _____

4.	Miscellaneous.

4.1           Transfers, Successors and Assigns.

(i)           The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the Parties.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the Parties or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.  For the sake of clarify, Claudio M. Guazzoni shall have the right to designate such other person as he deems appropriate from time to time to act as the Investor's proxy to vote in accordance with the terms of the irrevocable proxy in the form attached as Exhibit A should Claudio M. Guazzoni be unavailable, incapacitated, or in the event of his death prior to the termination of this Agreement and the irrevocable proxy attached as Exhibit A.

(ii)          Each transferee or assignee of the Shares subject to this Agreement shall continue to be subject to the terms hereof, and, as a condition to the Company’s recognizing such transfer, each transferee or assignee shall agree in writing to be subject to each of the terms of this Agreement by executing and delivering an Adoption Agreement substantially in the form attached hereto as Exhibit B.  Upon the execution and delivery of an Adoption Agreement by any transferee, such transferee shall be deemed to be a party hereto as if such transferee’s signature appeared on the signature pages of this Agreement.

(iii)         Each certificate representing the Shares subject to this Agreement if issued on or after the date of this Agreement shall be endorsed by the Company with the legend set forth in Section 4.10.  Nothing in this Agreement, express or implied, is intended to confer upon any person or entity other than the Parties or their respective executors, administrators, heirs, successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

4.2           Governing Law.  This Agreement shall be governed by and construed in accordance with the internal substantive laws (but not the law governing choice of law) of Delaware.

4.3           Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

4.4           Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

C.G. _____

D.H. _____

4.5           Notices.  All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given:  (a) upon personal delivery to the Party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.  All communications shall be sent to the respective Parties at their address as set forth on the signature page hereto, or to such email address, facsimile number or address as subsequently modified by written notice given in accordance with this Section 4.4.  If notice is given to the Company, a copy shall also be sent to Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA  19103, Attention: Stephen T. Burdumy, Esq..

4.6           Amendment. This Agreement may not be amended, supplemented or modified, and no provisions hereof may be modified or waived, except by an instrument in writing signed by all the Parties.  No waiver of any provisions hereof by any Party shall be deemed a waiver of any other provisions hereof by such Party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such Party.

4.7           Severability.  The invalidity of unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

4.8           Delays or Omissions.  No delay or omission to exercise any right, power or remedy accruing to any Party under this Agreement, upon any breach or default of any other Party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting Party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring.  Any waiver, permit, consent or approval of any kind or character on the part of any Party of any breach or default under this Agreement, or any waiver on the part of any Party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing.  All remedies, either under this Agreement or by law or otherwise afforded to any Party, shall be cumulative and not alternative.

4.9           Entire Agreement.  This Agreement (including the Exhibits hereto, if any) constitutes the full and entire understanding and agreement between the Parties with respect to the subject matter hereof.

4.10         Legend on Share Certificates.  Each certificate representing any Shares shall be endorsed by the Company with a legend reading substantially as follows:

“The shares represented by this Certificate are subject to an irrevocable proxy dated as of March 31, 2010, and any amendments thereto, a copy of which may be inspected at the principal office of the Company.”

C.G. _____

D.H. _____

4.11         Execution by the Company.  The Company, by its execution in the space provided below, agrees that it will cause the certificates evidencing the Shares to bear the legend required by Section 4.10 of this Agreement, and it shall supply, free of charge, a copy of irrevocable proxy to any holder of a certificate evidencing Shares upon written request from such holder to the Company at its principal office.  The Parties do hereby agree that the failure to cause the certificates evidencing the Shares to bear the legend required by Section 4.10 herein and the failure of the Company to supply, free of charge, a copy of the irrevocable proxy as provided under this Section 4.11 shall not affect the validity or enforcement of this Agreement.

4.12         Stock Splits, Stock Dividends, etc.  In the event of any issuance of Shares of the Company’s voting securities hereafter to the Investor (including, without limitation, in connection with any stock split, stock dividend, recapitalization, reorganization, or the like), such Shares shall become subject to this Agreement and shall be endorsed with the legend set forth in Section 4.10.

[Remainder of Page Intentionally Left Blank]

C.G. _____

D.H. _____

IN WITNESS WHEREOF, the Parties have executed this Voting Agreement as of the date first above written.

ZANETT, INC.

By:
Name:
Title:

INVESTOR:

ROCKPORT INVESTMENTS LTD.

By:
Name:
Title:
Address:

PROXY:

Claudio M. Guazzoni

[Signature Page to Voting Agreement]

C.G. _____

D.H. _____

Exhibit 10.2

EXHIBIT A

IRREVOCABLE PROXY

Irrevocable Proxy dated as of March 31, 2010, among Rockport Investments, Ltd., a limited company organized under the laws of the United Kingdom (the “Investor”), Zanett, Inc., a Delaware corporation (the “Company”), and Claudio M. Guazzoni (“Proxy”).

BACKGROUND

The Investor has entered into a Term Debt-Convertible Debt Exchange Agreement with the Company, dated as of March 31, 2010 (the "Exchange Agreement"), pursuant to which the Company will issue to the Investor a convertible promissory note (the "Convertible Note").  It is a condition to the closing of the transactions contemplated by the Exchange Agreement that the Investor enter into this Irrevocable Proxy. In connection with the Exchange Agreement, the Investor, the Company and Claudio M. Guazzoni entered into that certain Voting Agreement dated as of March 31, 2010 (the "Voting Agreement").  Capitalized terms used herein but not otherwise defined have the meanings assigned to them in the Voting Agreement.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and in the Exchange Agreement, the Convertible Note and the Voting Agreement, and intending to be legally bound hereby, the parties hereto agree as follows:

1.	Grant of Irrevocable Proxy.

(a)           The Investor, revoking all prior proxies, hereby appoints Claudio M. Guazzoni, with full power of substitution (or such other person as may be designated by Claudio M. Guazzoni from time to time, if Claudio M. Guazzoni is unavailable, incapacitated, or in the event of his death prior to the termination of this irrevocable proxy pursuant to Section 3 below), as his proxy to vote in its sole and absolute discretion all of the Shares owned by him at all meetings of the stockholders of the Company, and at any adjournments thereof, and to execute with respect to said Shares any and all consents of stockholders, waivers of notice or other documents, with all powers such Investor would possess if this proxy had not been granted.  Without in any way limiting the foregoing grant of discretionary authority, the Proxy is authorized to vote the Shares for the election of persons to the Board of Directors of the Company as he shall determine to vote in his discretion, on any proposal to merge or dissolve the Company or amend its Certificate of Incorporation, and to vote on any other matter.

(b)           The undersigned acknowledges and agrees that the grant of this irrevocable proxy is coupled with an interest and is irrevocable except as hereinafter provided or as otherwise provided by law, and further acknowledges that (i) the affirmative vote of the Shares by the Proxy on matters, such as the sale of the Company, with respect to which dissenters’ or appraisal rights are afforded by law would render such rights unavailable to the Investor and (ii) the grant of this proxy effectively relinquishes the Investors’ rights to vote on any and all matters prior to the expiration of the proxy as provided herein.

C.G. _____

D.H. _____

2.            Legend on Certificate.  So long as this proxy is in effect, all certificates representing Shares held by the Investor shall bear substantially the following legend, in addition to any other legends required by law or any other agreement:

“The Shares represented by this Certificate are subject to an irrevocable proxy dated as of March 31, 2010, and any amendments thereto, a copy of which may be inspected at the principal office of the Company.”

3.            Effectiveness; Termination.  This irrevocable proxy shall be effective immediately upon approval by the stockholders of the Company of the transactions contemplated by the Exchange Agreement, and shall terminate upon the earlier to occur of (a) prepayment in full of all amounts owing under the Convertible Note and (b) March 31, 2015.

4.            Binding Effect.  This irrevocable proxy shall be binding upon the Investor and his heirs, personal representatives, successors and assigns, and shall inure to the benefit of the Proxy and his designees from time to time appointed in accordance with Section 1(a).

5.            Governing Law.  This irrevocable proxy shall be governed by and construed in accordance with the internal substantive laws (but not the law governing choice of law) of Delaware.

6.            Severability.  If any term or provision of this irrevocable proxy or the application thereof to any circumstance shall, in any jurisdiction and to any extent, be invalid or unenforceable, such term or provision shall be ineffective as to such jurisdiction to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining terms and provisions of this irrevocable proxy or the application of such terms and provisions to circumstances other than those as to which it is held invalid or enforceable.

C.G. _____

D.H. _____

IN WITNESS WHEREOF, the undersigned hereto has duly executed this irrevocable proxy as of March 31, 2010.

INVESTOR

By:

Name:

Title:

ZANETT, INC.

By:

Name:

Title:

(x)

Claudio M. Guazzoni

C.G. _____

D.H. _____

Exhibit 10.2

EXHIBIT B

ADOPTION AGREEMENT

This Adoption Agreement ("Adoption Agreement") is executed by the undersigned (the "Transferee") pursuant to the terms of that certain Voting Agreement dated as of March 31, 2010 (the "Agreement") by and among Zanett, Inc. (the "Company"), Claudio M. Guazzoni and Rockport Investments Ltd..  Capitalized terms used but not defined in this Adoption Agreement shall have the respective meanings ascribed to such terms in the Agreement.  By the execution of this Adoption Agreement, the Transferee agrees as follows:

1.1           Acknowledgement.  Transferee acknowledges that Transferee is acquiring certain shares of the capital stock of the Company (the "Stock"), subject to the terms and conditions of the Agreement.

1.2           Agreement.  Transferee (i) agrees that the Stock acquired by Transferee shall be bound by and subject to the terms of the Agreement, and (ii) hereby adopts the Agreement with the same force and effect as if Transferee were originally a party thereto.

1.3           Notice.  Any notice required or permitted by the Agreement shall be given to Transferee at the address listed beside Transferee’s signature below.

EXECUTED AND DATED this __ day of ________ __, 20___.

TRANSFEREE

By:
Name and Title

Address:
Fax:
Accepted and Agreed:

ZANETT, INC.

By:
Title:

C.G. _____

D.H. _____